UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

———————

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 7, 2010

ELECTRIC CAR COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-142704	20-8317658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1903 North Barnes Avenue, Springfield, MO 65803

(Address of Principal Executive Office) (Zip Code)

417-866-6565

(Registrant’s telephone number, including area code)

_____________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

Effective September 7, 2010 the Company filed an amendment to its certificate of incorporation with the Delaware Secretary of State increasing its authorized common stock to 25,000,000,000. The amendment was approved by the Company’s board of directors and holders of a majority of its outstanding capital stock.

A copy of the amendment to the certificate of incorporation, as filed with the Delaware Secretary of State, is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.

Description

3.1

Amendment to Certificate of Incorporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ELECTRIC CAR COMPANY, INC.

Date:  September 13, 2010

/s/ Gary Spaniak, Jr.
Gary Spaniak, Jr.
Chief Executive Officer